SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                    FORM 8

                      Amendment to Application or Report
                 Filed Pursuant to Section 12, 13 or 15(d) of
                     The Securities Exchange Act of 1934


                            PLANET RESOURCES, INC.
                    (Formerly Allied Silver-Lead Company)

            (Exact name of registrant as specified in its charter)





                               AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its report on Form 8-K as set forth hereinbelow:

To  amend  Item  4 to include the letter from the former independent auditors.

     Exhibits:

          Exhibit  16  -  Letter  Regarding  Change  in Certifying Accountants

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

     PLANET  RESOURCES,  INC.
     (Registrant)


Dated:    July  31,  1996                                By:  /s/ A.W. Dugan
          A.W.  Dugan
          President

       Exhibit 16 - Letter Regarding Change in Certifying Accountants




Securities  and  Exchange  Commission
450  5th  Street,  N.W.
Washington,  D.C.  20549

Gentlemen:

We have reviewed and agree with the comments in Item 4a. of Form 8-K of Planet Resources, Inc., formerly Allied Silver-Lead Company, dated July 25, 1996.





/s/Deloitte  &  Touche  LLP

Houston,  Texas
July  29,  1996